SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 25, 2003

                   BANK OF AMERICA MORTGAGE SECURITIES, INC.

                                  (Depositor)

North Carolina                333-74544-05                  04-3617147
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St.                                            28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2002-a

On November 25, 2003, The Bank of New York, as Trustee for MORTGAGE PASS-THROUGH CERTIFICATES made a monthly distribution of principal and/or interest to the Holders of the Series 2002-a. The monthly distributions were made pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of January 1, 2002 by and among BANK OF AMERICA MORTGAGE SECURITIES, INC. as Depositor, EquiCredit Corporation of America, as Transferor and Initial Servicer, Bank of America, N.A., as Advancing Party, Fairbanks Capital Corp., as Expected Successor Servicer and The Bank of New York, as Trustee.

All capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of Series 2002-a relating to the Distribution Date of November 25, 2003 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 25, 2003


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99 Report to Holders of Series 2002-a relating to the Distribution Date of November 25, 2003 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.


99                  Monthly Remittance Statement dated November 25, 2003


                             Payment Date: 11/25/03


          ------------------------------------------------------------
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2002-a
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         99,571,684.50    5.242000%    13,491,606.73    434,962.31   13,926,569.04       0.00       0.00
                        A2                  0.00    5.242000%             0.00          0.00            0.00       0.00       0.00
                        A3         28,578,240.29    5.242000%     3,872,249.23    124,839.28    3,997,088.51       0.00       0.00
                        A4            797,532.29    5.242000%       108,062.77      3,483.89      111,546.66       0.00       0.00
                        A5            586,847.69    0.000000%        99,831.18          0.00       99,831.18       0.00       0.00
Residual                AR                  0.00    5.242000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          5,972,991.39    5.242000%       389,902.10     26,092.02      415,994.11       0.00       0.00
                        B2          2,346,583.06    5.242000%       153,179.14     10,250.66      163,429.79       0.00       0.00
                        B3          1,919,737.90    5.242000%       125,315.74      8,386.06      133,701.79       0.00       0.00
                        B4            426,845.16    5.242000%        27,863.40      1,864.60       29,728.00       0.00       0.00
                        B5            852,980.10    5.242000%        55,680.43      3,726.10       59,406.53       0.00       0.00
                        B6            853,832.53    5.242000%        55,736.04      3,729.83       59,465.86       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        141,907,274.92     -           18,379,426.74    617,334.73   18,996,761.48     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         86,080,077.78              0.00
                                A2                  0.00              0.00
                                A3         24,705,991.05              0.00
                                A4            689,469.52              0.00
                                A5            487,016.51              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          5,583,089.30              0.00
                                B2          2,193,403.93              0.00
                                B3          1,794,422.16              0.00
                                B4            398,981.77              0.00
                                B5            797,299.67              0.00
                                B6            798,096.49              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        123,527,848.18     -
--------------------------------------------------------------------------------

                             Payment Date: 11/25/03


          ------------------------------------------------------------
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2002-a
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     99,571,684.50     5.242000% 0605065B4    30.017436      0.967746    191.519310
                           A2              0.00     5.242000% 0605065C2     0.000000      0.000000      0.000000
                           A3     28,578,240.29     5.242000% 0605065D0   133.525836      4.304803    851.930726
                           A4        797,532.29     5.242000% 0605065E8    30.017436      0.967746    191.519310
                           A5        586,847.69     0.000000% 0605065F5    80.786113      0.000000    394.107043
Residual                   AR              0.00     5.242000% 0605065G3     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      5,972,991.39     5.242000% 0605065H1    46.361724      3.102499    663.863175
                           B2      2,346,583.06     5.242000% 0605065J7    46.361724      3.102499    663.863175
                           B3      1,919,737.90     5.242000% 0605065K4    46.361724      3.102499    663.863175
                           B4        426,845.16     5.242000% 0605065L2    46.361724      3.102499    663.863175
                           B5        852,980.10     5.242000% 0605065M0    46.361724      3.102499    663.863175
                           B6        853,832.53     5.242000% 0605065N8    46.361727      3.102501    663.863699
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     141,907,274.92       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2002-a
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       123,527,847.25   123,527,847.25
Loan count                    268              268
Avg loan rate           5.983682%             5.98
Prepay amount       18,208,088.77    18,208,088.77

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        71,118.47        71,118.47
Sub servicer fees            0.00             0.00
Trustee fees               354.77           354.77


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           91.803454%           100.000000%            129,534,304.77
   -----------------------------------------------------------------------------
   Junior            8.196546%             0.000000%             11,565,293.32
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           3                 1,162,046.71
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 3                 1,162,046.71
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           18,996,761.48         18,996,761.48
Principal remittance amount           18,379,426.74         18,379,426.74
Interest remittance amount               617,334.73            617,334.73